SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 31, 1998



                           FLAG FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         Georgia                    0-24532               58-2094179
         -------                    -------               ----------
  (State or Other Jurisdiction     (Commission           (IRS Employer
       of Incorporation)           File Number)       Identification No.)



     101 North Greenwood Street, LaGrange, Georgia              30240
     ---------------------------------------------              -----
       (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code (706) 845-5000


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


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Item 2.   Acquisition or Disposition of Assets.
------    -------------------------------------

     Pursuant to an Agreement and Plan of Merger, dated as of October 28, 1997 (the "Merger Agreement"), by and between FLAG Financial Corporation ("FLAG") and Middle Georgia Bankshares, Inc. ("Middle Georgia"), Middle Georgia merged with and into FLAG (the "Merger") on March 31, 1998 (the "Effective Time"). FLAG was the surviving corporation in the Merger, and the wholly-owned subsidiaries of Middle Georgia became wholly-owned subsidiaries of FLAG. At the Effective Time, each then outstanding share of the common stock, $1.00 par value per share, of Middle Georgia (the "Middle Georgia Common Stock") (excluding shares held by any Middle Georgia entity or any FLAG entity, in each case other than in a fiduciary capacity or as a result of debts previously contracted) ceased to be outstanding and was converted into and exchanged for the right to receive 15.75 shares (the "Exchange Ratio") of the common stock, $1.00 par value per share, of FLAG (the "FLAG Common Stock"). As a result, FLAG issued approximately 1,012,284 shares of FLAG Common Stock to the former Middle Georgia shareholders in exchange for all of the 64,272 shares of Middle Georgia Common Stock that were issued and outstanding at the Effective Time (with FLAG paying cash to the former Middle Georgia shareholders in lieu of issuing fractional shares of FLAG Common Stock).

     Pursuant to the Merger Agreement, J. Daniel Speight, Jr., a former director and the former Chief Executive Officer of Middle Georgia, Patti S. Davis, the former Secretary and Chief Financial Officer of Middle Georgia, and James W. Johnson, former Chairman of the Board of Middle Georgia, became members of FLAG's Board of Directors. In addition, Mr. Speight became the President and Chief Executive Officer of FLAG and Ms. Davis became the Secretary and Senior Vice President of FLAG following the Effective Time, pursuant to employment agreements which those individuals entered into with FLAG.

     The foregoing is qualified in its entirety by reference to the Merger Agreement, which is hereby incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-------   -------------------------------------------------------------------

     (a) Financial Statements of Businesses Acquired.

     In accordance with Item 7(a)(4) of Form 8-K, any historical financial statements of Middle Georgia required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before June 15, 1998.

     (b)  Pro Forma Financial Information.

     In accordance with Item 7(b)(2) of Form 8-K, any pro forma financial information required to be filed with the Commission will be filed as an amendment to this report under cover of Form 8-K/A on or before June 15, 1998.

     (c)  Exhibits.


Exhibit. No.                        Description
------------                        -----------

    2         - Agreement  and Plan of Merger,  dated as of October 28, 1997, by and between FLAG Financial Corporation and Middle Georgia Bankshares, Inc. (incorporated herein by reference from Exhibit 2 to the registrant's Registration Statement on Form S-4, Registration No. 333-44011)

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FLAG FINANCIAL CORPORATION
                                      --------------------------
                                             (Registrant)

Date     April 15, 1998          By      /s/ J. Daniel Speight, Jr.
         --------------                  --------------------------
                                              (Signature)

                                 Name    J. Daniel Speight, Jr.
                                         ----------------------

                                 Title   President and Chief Executive Officer
                                         -------------------------------------

                                INDEX OF EXHIBITS

Exhibit No.                        Description
-----------                        -----------

    2           - Agreement  and Plan of Merger,  dated as of October 28, 1997, by and between FLAG Financial Corporation and Middle Georgia Bankshares, Inc.(incorporated herein by reference from Exhibit 2 to the registrant's Registration Statement on Form S-4, Registration No. 333-44011)